MULTI-MANAGER FUNDS

PROSPECTUS SUPPLEMENT

NORTHERN FUNDS

MULTI-MANAGER FUNDS

SUPPLEMENT DATED MAY 24, 2010 TO

PROSPECTUS DATED JULY 31, 2009

On May 7, 2010, the Board of Trustees of the Northern Multi-Manager Funds (the “Board”) approved the termination of OFI Institutional Asset Management, Inc. (“OFI”) as a sub-adviser to the Multi-Manager Small Cap Fund (the “Small Cap Fund”), effective May 25, 2010, and the appointment of Denver Investment Advisors, LLC (“Denver Investments”) to sub-advise the portion of the Small Cap Fund previously managed by OFI, effective June 3, 2010. On May 7, 2010, the Board also approved the appointment of Hotchkis and Wiley Capital Management, LLC (“Hotchkis & Wiley”) to sub-advise a portion of the Small Cap Fund, effective June 3, 2010. Upon the recommendation of the Small Cap Fund’s Investment Advisers, the Board determined that the hiring of Denver Investments and Hotchkis & Wiley would be in the best interests of the Small Cap Fund’s shareholders. A discussion regarding the Board’s basis for approving the Small Cap Fund’s sub-advisory agreements with Denver Investments and Hotchkis & Wiley will be available in an Information Statement to be mailed to shareholders on or before June 11, 2010, as well as the Northern Multi-Manager Funds’ semi-annual report to shareholders for the six-month period ending September 30, 2010. From May 26 until June 3, 2010, the Investment Advisers of the Fund will manage the portion of the Fund previously managed by OFI.

Accordingly, the fourth paragraph regarding OFI beginning on page 29 is deleted and the paragraphs below are added to the “Fund Management — Multi-Manager Small Cap Fund” section on page 29 of the Prospectus:

Denver Investment Advisors, LLC (“Denver Investments”). Denver Investments has managed a portion of the Small Cap Fund since June 3, 2010. Denver Investments is located at 1225 17th Street, 26th Floor, Denver, CO 80202 and was founded in 1958. As of December 31, 2009, Denver Investments had assets under management of approximately $8.0 billion. A team of professionals is jointly and primarily responsible for the day-to-day management of the portion of the Fund sub-advised by Denver Investments. The team is led by Kris B. Herrick, CFA, and also consists of Mark M. Adelmann, CFA, Derek R. Anguilm, CFA, Troy Dayton, CFA, and Lisa Z. Ramirez, CFA. Mr. Herrick is a Partner, Director of Value Research and Research Analyst and joined Denver Investments in 2000. Mr. Adelmann is a Partner and Research Analyst and joined Denver Investments in 1995. Mr. Anguilm is a Partner and Research Analyst and joined Denver Investments in 2000. Mr. Dayton is a Partner and Research Analyst and joined Denver Investments in 2002. Ms. Ramirez is a Vice President, Portfolio Manager and Analyst and joined Denver Investments in 1989. Denver Investments’ investment strategy is based on the belief that the market rewards companies over time for their free cash flow rather than their reported earnings. The strategy utilizes a bottom-up approach, which is grounded in independent fundamental research.

Hotchkis and Wiley Capital Management, LLC (“Hotchkis & Wiley”). Hotchkis & Wiley has managed a portion of the Small Cap Fund since June 3, 2010. Hotchkis & Wiley is located at 725 South Figueroa Street, 39th Floor, Los Angeles, CA 90017 and was founded in 1980. As of March 31, 2010, Hotchkis & Wiley had assets under management of approximately $15.7 billion. James B. Miles, Principal, and David E. Green, CFA, Principal, are the Portfolio Managers primarily responsible for the day-to-day management of the portion of the Fund sub-advised by Hotchkis & Wiley. Mr. Miles and Mr. Green have been with Hotchkis & Wiley since 1995 and 1997, respectively. Hotchkis & Wiley’s strategy utilizes both quantitative and fundamental analysis to uncover potential investments, focusing on long-run normal earnings power.

Please retain this Supplement with your Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northernfunds.com

NORTHERN FUNDS PROSPECTUS